UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2023

Whole Earth Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38880	38-4101973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 S. Wacker Drive

Suite 1250
Chicago, IL 60606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 840-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FREE	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of common stock	FREEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting of Whole Earth Brands, Inc. Stockholders

On June 8, 2023, Whole Earth Brands, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at which the stockholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023, as supplemented by a proxy supplement filed with the Securities and Exchange Commission on May 24, 2023. As of April 11, 2023, the record date for the Annual Meeting, there were 42,376,436 shares of our common stock issued and outstanding. At the Annual Meeting, there were 37,880,641 shares of our common stock present in person or represented by proxy.

Set forth below are the final voting results from the Annual Meeting:

Proposal One: Election of directors

To elect seven Directors:

Name of Director Nominee	For	Against	Abstain	Broker Non- Votes
Irwin D. Simon	22,231,955	7,405,748	185,271	8,057,667
Michael E. Franklin	29,681,551	66,545	74,878	8,057,667
Anuraag Agarwal	25,622,563	4,078,494	121,917	8,057,667
Steven M. Cohen	25,049,193	4,735,678	38,103	8,057,667
Denise M. Faltischek	27,409,730	2,353,917	59,327	8,057,667
Michael F. Goss	29,662,603	62,568	97,803	8,057,667
Ira J. Lamel	25,817,634	3,943,505	61,835	8,057,667

For Proposal One, each of the seven director nominees received a plurality of the votes cast at the Annual Meeting and, as a result, each was elected to serve until the next annual meeting of stockholders.

Proposal Two: Approval of the Whole Earth Brands, Inc. 2023 Employee Stock Purchase Plan (the “ESPP”) and the authorization of the aggregate of 2,100,000 shares issuable under the ESPP

Proposal	For	Against	Abstain	Broker Non- Votes
To approve the ESPP and authorize an aggregate of 2,100,000 shares issuable under the ESPP	29,556,328	243,173	23,472	8,057,667

Proposal Two received an affirmative vote of the holders of a majority of the total number of shares of common stock represented at the Annual Meeting and entitled to vote on the proposal and, as a result, was approved.

Proposal Three: Ratification of appointment of independent registered public accounting firm

Proposal	For	Against	Abstain	Broker Non- Votes
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	37,497,570	125,217	257,854	0

Proposal Three received an affirmative vote of the holders of a majority of the total number of shares of common stock represented at the Annual Meeting and entitled to vote on the proposal and, as a result, was approved.

Proposal Four: Approval of the Amended and Restated Whole Earth Brands, Inc. 2020 Long-Term Incentive Plan (the “Amended 2020 Plan”) and the authorization of an increase of 4,000,000 shares issuable under the Amended 2020 Plan

Proposal	For	Against	Abstain	Broker Non- Votes
To approve the Amended 2020 Plan and authorize an increase of 4,000,000 shares issuable under the Amended 2020 Plan	21,598,597	5,592,937	2,631,440	8,057,667

Proposal Four received an affirmative vote of the holders of a majority of the total number of shares of common stock represented at the Annual Meeting and entitled to vote on the proposal and, as a result, was approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Whole Earth Brands, Inc.

Date: June 13, 2023	By:	/s/ Ira W. Schlussel
Ira W. Schlussel
Vice-President and Chief Legal Officer